UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-16097	74-1790172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas	77072
(Address of principal executive offices)	(Zip Code)

281-776-7000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

(a)                                 On June 13, 2012, the Company held its Annual Meeting of Shareholders.  At the meeting, the shareholders voted on the following matters:

1.                                      the election of ten directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

2.                                      the approval, on an advisory basis, of the Company’s executive compensation; and

3.                                      the ratification of the appointment of the firm Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2012.

(b)                                 The ten nominees of the Board of Directors of the Company were elected at the meeting, and, with respect to (i) the approval, on an advisory basis, of the Company’s executive compensation and (ii) ratification of the appointment of Deloitte & Touche LLP, each received the affirmative votes required for approval.

The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each matter were as follows:

Proposal 1 — Election of Directors:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes

George Zimmer	45,127,468	933,699	1,826,187

David H. Edwab	45,033,580	1,027,587	1,826,187

Douglas S. Ewert	45,703,719	357,448	1,826,187

Rinaldo S. Brutoco	45,295,053	766,114	1,826,187

Michael L. Ray, Ph.D.	45,532,660	528,507	1,826,187

Sheldon I. Stein	45,532,900	528,267	1,826,187

Deepak Chopra, M.D.	45,799,876	261,291	1,826,187

William B. Sechrest	45,585,195	475,972	1,826,187

Larry R. Katzen	45,586,226	474,941	1,826,187

Grace Nichols	45,821,398	239,769	1,826,187

Proposal 2 — Approval, on an advisory basis, of the Company’s executive compensation:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

45,529,603	490,000	41,564	1,826,187

Proposal 3 — Ratification of independent registered public accounting firm:

Shares Voted For	Shares Voted Against	Abstentions

46,078,890	1,800,091	8,373

Item 8.01   Other Events.

On June 14, 2012, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.18 per share on the Company’s common stock, payable on September 21, 2012 to shareholders of record at the close of business on September 11, 2012.

Item 9.01   Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibit is included in this Form 8-K:

Exhibit
Number	Description

99.1	Press Release of the Company dated June 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 15, 2012

THE MEN’S WEARHOUSE, INC.

		By:	/s/ NEILL P. DAVIS
Neill P. Davis
Executive Vice President, Chief Financial Officer,
Treasurer and Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of the Company dated June 14, 2012.